Exhibit 99.1

Blackbaud, Inc. Announces Second Quarter 2013 Results
Announces Third Quarter 2013 Dividend

CHARLESTON, S.C. - July 31, 2013 - Blackbaud, Inc. (NASDAQ: BLKB), a leading global provider of software and services for nonprofits, today announced financial results for its second quarter ended June 30, 2013.

“Blackbaud generated strong second quarter results, with both revenue and profitability above the high-end of our guidance range,” stated Marc Chardon, Chief Executive Officer of Blackbaud. “We saw strong performance across each of our business units and we are seeing positive signs that our integrated product strategy is resonating with customers and having a positive impact on our pipeline of opportunities.”

Chardon added, “We see nonprofits across all sectors looking for ways to improve and increase their fundraising, and they are looking for powerful, easy-to-use technology that can help them meet their needs. We believe our best-of-breed offerings in both online fundraising and CRM position Blackbaud well to gain share in the multi-billion dollar nonprofit software market.”

Second Quarter 2013 GAAP Financial Results

Blackbaud reported total revenue of $125.5 million for the second quarter of 2013, an increase of 14% compared to $110.2 million for the second quarter of 2012. GAAP income from operations and net income were $14.3 million and $6.6 million, respectively, compared to a loss of $1.9 million and $2.3 million, respectively, for the second quarter of 2012. Diluted earnings per share were $0.15 for the second quarter of 2013, compared to a loss of $0.05 in the same period last year.

Second Quarter 2013 Non-GAAP Financial Results

Total non-GAAP revenue, including $0.3 million of deferred revenue write-down associated with the Convio acquisition, was $125.7 million for the second quarter of 2013, which exceeded the high-end of the company's guidance. Non-GAAP income from operations, which excludes the write-down of Convio deferred revenue, stock-based compensation expense, amortization of intangibles arising from business combinations, integration and restructuring costs, and CEO severance costs, was $26.4 million for the second quarter of 2013, up from $19.3 million in the same period last year and above the high-end of the company's guidance. Non-GAAP net income was $15.0 million for the second quarter of 2013, up from $10.8 million in the same period last year. Non-GAAP diluted earnings per share were $0.33 for the second quarter of 2013, up from $0.25 in the same period last year and also above the high-end of the company's guidance.

A reconciliation between GAAP and non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

“Blackbaud generated profitability that was ahead of our expectations as the cost rationalization efforts we have made in recent quarters are positively impacting our financial performance,” said Tony Boor, Chief Financial Officer of Blackbaud. “The plans we have put in place to improve operational efficiency are yielding positive results which is allowing us to invest in our business.”

Balance Sheet and Cash Flow

The company ended the second quarter with $7.3 million in cash, compared to $8.4 million on March 31, 2013. The company generated $24.5 million in cash flow from operations during the second quarter, returned $5.5 million to stockholders by way of dividend, invested $4.7 million in capital expenditures and capitalized software and reduced its debt balance by $15.5 million.

Dividend

Blackbaud announced today that its Board of Directors has approved a third quarter 2013 dividend of $0.12 per share payable on September 13, 2013, to stockholders of record on August 28, 2013.

Conference Call Details
Blackbaud will host a conference call today, July 31, 2013, at 8:00 a.m. (Eastern Time) to discuss the company's financial results, operations and related matters. To access this call, dial 877-407-3982 (domestic) or 201-493-6780 (international). A replay of this conference call will be available through August 7, 2013, at 877-870-5176 (domestic) or 858-384-5517 (international). The replay passcode is 416471. A live webcast of this conference call will be available on the "Investor Relations" page of the company's website at www.blackbaud.com/investorrelations and a replay will be archived on the website as well.

About Blackbaud

Serving the nonprofit and education sectors for 30 years, Blackbaud (NASDAQ: BLKB) combines technology and expertise to help organizations achieve their missions. Blackbaud works with more than 28,000 nonprofit customers in over 60 countries that support higher education, healthcare, human services, arts and culture, faith, the environment, independent K-12 education, animal welfare and other charitable causes. The company offers a full spectrum of cloud-based and on-premise software solutions and related services for organizations of all sizes including: fundraising software, online fundraising software, event fundraising software, eMarketing, social media, advocacy, constituent relationship management (CRM), analytics, financial management and vertical-specific solutions for ticketing, school management, and more. For more information, visit www.blackbaud.com.

Forward-looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this news release are forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the growing need for nonprofit organizations to invest in new technology; benefits from our integrated product strategy; the positive direction of our company and solutions; customer demand trends; improvements in operational efficiency and the pace of such improvements; our ability to invest more quickly in back office systems; the ability of system investments to help our integrated organizational scale; the ability of our operational efficiency plans to drive meaningful shareholder value; improved revenue growth over time; and, such revenue growth providing value creation. These statements involve a number of risks and uncertainties. Although Blackbaud attempts to be accurate in making these forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based. In addition, other important factors that could cause results to differ materially include the following: management of integration of acquired companies and other risks associated with acquisitions; the ability to attract and retain key personnel; general economic risks; uncertainty regarding increased business and renewals from existing customers; continued success in sales growth; risks associated with successful implementation of multiple integrated software products; risks related to our dividend policy and stock repurchase program, including potential limitations on our ability to grow and the possibility that we might discontinue payment of dividends; risks relating to restrictions imposed by the credit facility; risks associated with management of growth; lengthy sales and implementation cycles, particularly in larger organizations; technological changes that make our products and services less competitive; and the other risk factors set forth from time to time in the SEC filings for Blackbaud, copies of which are available free of charge at the SEC's website at www.sec.gov or upon request from Blackbaud's investor relations department. Blackbaud assumes no obligation and does not intend to update these forward-looking statements, except as required by law. All Blackbaud product names appearing herein are trademarks or registered trademarks of Blackbaud, Inc.

Non-GAAP Financial Measures

Blackbaud has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP revenue, non-GAAP income from operations, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin. Blackbaud uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Blackbaud's ongoing operational performance. Blackbaud believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results from period to period with other companies in Blackbaud's industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial results discussed above exclude items such as a write-down of Convio deferred revenue, stock-based compensation expense, costs associated with amortization of intangibles arising from business combinations, integration and restructuring costs, and CEO severance, because they are not directly related to our performance in any particular period, but are for our long-term benefit over multiple periods.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. As previously mentioned, a reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Investor Contact:

Brian Denyeau
ICR
brian.denyeau@icrinc.com
646-277-1251

Media Contact:

Melanie Mathos
Blackbaud, Inc.
melanie.mathos@blackbaud.com
843-216-6200 x3307

SOURCE: Blackbaud, Inc.

Blackbaud, Inc.
Consolidated balance sheets
(Unaudited)

(in thousands, except share amounts)	June 30, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$7,300	$13,491
Donor restricted cash	27,054	68,177
Accounts receivable, net of allowance of $7,542 and $8,546 at June 30, 2013 and December 31, 2012, respectively	85,749	75,692
Prepaid expenses and other current assets	32,205	40,589
Deferred tax asset, current portion	12,973	15,799
Total current assets	165,281	213,748
Property and equipment, net	49,802	49,063
Goodwill	264,454	265,055
Intangible assets, net	155,746	168,037
Other assets	17,894	9,844
Total assets	$653,177	$705,747
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$5,725	$13,623
Accrued expenses and other current liabilities	47,046	45,996
Donations payable	27,054	68,177
Debt, current portion	11,250	10,000
Deferred revenue, current portion	180,932	173,899
Total current liabilities	272,007	311,695
Debt, net of current portion	184,250	205,500
Deferred tax liability	27,291	24,468
Deferred revenue, net of current portion	10,608	11,119
Other liabilities	5,632	5,281
Total liabilities	499,788	558,063
Commitments and contingencies
Stockholders’ equity:
Preferred stock; 20,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 180,000,000 shares authorized, 55,062,141 and 54,859,604 shares issued at June 30, 2013 and December 31, 2012, respectively	55	55
Additional paid-in capital	213,707	203,638
Treasury stock, at cost; 9,318,148 and 9,209,371 shares at June 30, 2013 and December 31, 2012, respectively	(174,206)	(170,898)
Accumulated other comprehensive loss	(1,406)	(1,973)
Retained earnings	115,239	116,862
Total stockholders’ equity	153,389	147,684
Total liabilities and stockholders’ equity	$653,177	$705,747

Blackbaud, Inc.
Consolidated statements of comprehensive income
(Unaudited)

(in thousands, except share and per share amounts)	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Revenue
License fees	$5,990	$4,521	$8,970	$11,689
Subscriptions	51,964	37,923	99,720	65,985
Services	31,368	31,790	60,206	55,748
Maintenance	34,122	33,880	68,270	67,446
Other revenue	2,024	2,076	3,925	4,028
Total revenue	125,468	110,190	241,091	204,896
Cost of revenue
Cost of license fees	643	821	1,368	1,434
Cost of subscriptions	21,605	16,561	41,988	29,535
Cost of services	26,503	25,299	51,902	45,341
Cost of maintenance	6,561	6,178	12,435	12,155
Cost of other revenue	1,301	1,646	2,498	3,115
Total cost of revenue	56,613	50,505	110,191	91,580
Gross profit	68,855	59,685	130,900	113,316
Operating expenses
Sales and marketing	24,423	24,223	48,815	44,600
Research and development	16,483	14,856	32,912	28,160
General and administrative	12,849	21,753	25,591	36,254
Restructuring	146	—	3,356	—
Amortization	636	530	1,314	727
Impairment of cost method investment	—	200	—	200
Total operating expenses	54,537	61,562	111,988	109,941
Income (loss) from operations	14,318	(1,877)	18,912	3,375
Interest income	20	33	37	80
Interest expense	(1,497)	(1,462)	(3,191)	(1,653)
Other expense, net	(309)	(140)	(206)	(448)
Income (loss) before provision for income taxes	12,532	(3,446)	15,552	1,354
Income tax provision (benefit)	5,909	(1,175)	6,263	866
Net income (loss)	$6,623	$(2,271)	$9,289	$488
Earnings (loss) per share
Basic	$0.15	$(0.05)	$0.21	$0.01
Diluted	$0.15	$(0.05)	$0.21	$0.01
Common shares and equivalents outstanding
Basic weighted average shares	44,538,444	44,112,905	44,506,157	44,023,650
Diluted weighted average shares	45,349,666	44,112,905	45,190,158	44,659,678
Dividends per share	$0.12	$0.12	$0.24	$0.24
Other comprehensive income (loss)
Foreign currency translation adjustment	(266)	(168)	19	111
Unrealized gain (loss) on derivative instruments, net of tax	429	(564)	548	(564)
Total other comprehensive income (loss)	163	(732)	567	(453)
Comprehensive income (loss)	$6,786	$(3,003)	$9,856	$35

Blackbaud, Inc.
Consolidated statements of cash flows
(Unaudited)

	Six months ended June 30,
(in thousands)	2013	2012
Cash flows from operating activities
Net income	$9,289	$488
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,135	12,223
Provision for doubtful accounts and sales returns	1,246	2,511
Stock-based compensation expense	9,895	9,624
Excess tax benefits from stock-based compensation	—	(340)
Deferred taxes	4,933	464
Impairment of cost method investment	—	200
Other non-cash adjustments	838	177
Changes in operating assets and liabilities, net of acquisition of businesses:
Accounts receivable	(11,966)	(16,135)
Prepaid expenses and other assets	8,319	(7,268)
Trade accounts payable	(4,586)	643
Accrued expenses and other liabilities	(9,731)	(4,692)
Donor restricted cash	41,505	21,868
Donations payable	(41,505)	(21,868)
Deferred revenue	8,100	13,054
Net cash provided by operating activities	37,472	10,949
Cash flows from investing activities
Purchase of property and equipment	(10,068)	(11,568)
Purchase of net assets of acquired companies, net of cash acquired	(876)	(280,095)
Capitalized software development costs	(1,643)	(235)
Net cash used in investing activities	(12,587)	(291,898)
Cash flows from financing activities
Proceeds from issuance of debt	27,900	312,000
Payments on debt	(47,900)	(52,400)
Payments of deferred financing costs	—	(2,440)
Proceeds from exercise of stock options	221	2,984
Excess tax benefits from stock-based compensation	—	340
Dividend payments to stockholders	(10,959)	(10,830)
Net cash provided by (used in) financing activities	(30,738)	249,654
Effect of exchange rate on cash and cash equivalents	(338)	(33)
Net decrease in cash and cash equivalents	(6,191)	(31,328)
Cash and cash equivalents, beginning of period	13,491	52,520
Cash and cash equivalents, end of period	$7,300	$21,192

Blackbaud, Inc.
Reconciliation of GAAP to Non-GAAP financial measures
(Unaudited)

(in thousands, except per share amounts)	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
GAAP revenue	$125,468	$110,190	$241,091	$204,896
Non-GAAP adjustments:
Add: Convio deferred revenue write-down	277	3,468	866	3,468
Total Non-GAAP adjustments	277	3,468	866	3,468
Non-GAAP revenue	$125,745	$113,658	$241,957	$208,364

GAAP gross profit	$68,855	$59,685	$130,900	$113,316
Non-GAAP adjustments:
Add: Convio deferred revenue write-down	277	3,468	866	3,468
Add: Stock-based compensation expense	976	899	2,107	1,683
Add: Amortization of intangibles from business combinations	5,570	3,567	11,090	5,346
Add: Acquisition integration costs	259	—	599	—
Add: Write-off of prepaid proprietary software licenses	—	350	—	350
Total Non-GAAP adjustments	7,082	8,284	14,662	10,847
Non-GAAP gross profit	$75,937	$67,969	$145,562	$124,163

Non-GAAP gross margin	60%	60%	60%	60%

GAAP income (loss) from operations	$14,318	$(1,877)	$18,912	$3,375
Non-GAAP adjustments:
Add: Convio deferred revenue write-down	277	3,468	866	3,468
Add: Stock-based compensation expense	4,717	5,788	9,895	9,624
Add: Amortization of intangibles from business combinations	6,206	4,097	12,404	6,073
Add: Acquisition integration costs	412	3,029	1,246	3,029
Add: Restructuring costs	146	—	3,356	—
Add: CEO severance	312	—	639	—
Add: Acquisition-related expenses	—	4,244	—	6,427
Add: Write-off of prepaid proprietary software licenses	—	350	—	350
Add: Impairment of cost method investment	—	200	—	200
Total Non-GAAP adjustments	12,070	21,176	28,406	29,171
Non-GAAP income from operations	$26,388	$19,299	$47,318	$32,546

Non-GAAP operating margin	21%	17%	20%	16%

GAAP net income (loss)	$6,623	$(2,271)	$9,289	$488
Non-GAAP adjustments:
Add: Total Non-GAAP adjustments affecting income (loss) from operations	12,070	21,176	28,406	29,171
Less: Tax impact related to Non-GAAP adjustments	(3,684)	(8,090)	(10,880)	(11,039)
Non-GAAP net income	$15,009	$10,815	$26,815	$18,620

Shares used in computing Non-GAAP diluted earnings per share	45,350	44,113	45,190	44,660
Non-GAAP diluted earnings per share	$0.33	$0.25	$0.59	$0.42
Detail of Non-GAAP adjustments:
Stock-based compensation expense:
Cost of revenue
Cost of subscriptions	$189	$245	$415	$426
Cost of services	593	565	1,436	1,057
Cost of maintenance	194	89	256	200
Subtotal	976	899	2,107	1,683
Operating expenses
Sales and marketing	545	603	1,243	1,020
Research and development	1,062	847	2,215	1,498
General and administrative	2,134	3,439	4,330	5,423
Subtotal	3,741	4,889	7,788	7,941
Total stock-based compensation expense	$4,717	$5,788	$9,895	$9,624

Amortization of intangibles from business combinations
Cost of revenue
Cost of license fees	$126	$124	$247	$247
Cost of subscriptions	4,678	2,706	9,312	3,688
Cost of services	633	468	1,266	879
Cost of maintenance	114	250	228	494
Cost of other revenue	19	19	37	38
Subtotal	5,570	3,567	11,090	5,346
Operating expenses	636	530	1,314	727
Total amortization of intangibles from business combinations	$6,206	$4,097	$12,404	$6,073